SECOND AMENDMENT TO
SECOND AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT

THIS SECOND AMENDMENT TO SECOND AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT (this “Amendment”), dated as of June 10, 2013, is entered into by and among SERVICE CORPORATION INTERNATIONAL, a Texas corporation (the “Borrower”), each of the Guarantors party hereto (the “Guarantors”), each of the Lenders (as such term is hereinafter defined) party hereto and JPMORGAN CHASE BANK, N.A., as Administrative Agent for the Lenders (in such capacity, the “Agent”).

PRELIMINARY STATEMENT

WHEREAS, the Borrower, the lenders party thereto (the “Lenders”) and the Agent entered into that certain Second Amended and Restated Revolving Credit Agreement dated as of March 18, 2011 (as amended by that certain Agreement and First Amendment to Second Amended and Restated Credit Agreement dated May 25, 2011, and as from time to time further amended, modified, supplemented, restated or amended and restated, the “Credit Agreement”), pursuant to which the Lenders agreed to make available to the Borrower a revolving credit facility;

WHEREAS, the Borrower has notified the Agent and the Lenders that the Borrower, through a wholly owned subsidiary, intends to acquire all the equity interests of Stewart Enterprises, Inc., a Louisiana corporation (“Stewart Enterprises”);

WHEREAS, in anticipation of the acquisition of Stewart Enterprises (the “Stewart Acquisition”) and to finance a portion of the consideration therefor, the Borrower intends to (a) obtain an unsecured term loan facility (the “Term Facility”) and (b) issue senior notes, senior subordinated notes or other debt securities, or a combination thereof, and/or obtain an unsecured bridge facility (the “Additional Financing”);

WHEREAS, the Borrower has requested that the Agent and the Lenders agree to amend the Credit Agreement to permit the Stewart Acquisition and the incurrence of the Term Facility and the Additional Financing;

WHEREAS, the Borrower has requested that the Agent and the Lenders agree to amend certain other provisions of the Credit Agreement; and

WHEREAS, the Agent and Lenders are willing to do so subject to the terms and conditions set forth herein, provided that the Borrower and Guarantors ratify and confirm all of their respective obligations under the Credit Agreement and the Loan Documents;

NOW, THEREFORE, in consideration of the premises and further valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.           Defined Terms.  Unless otherwise defined herein, capitalized terms used herein have the meanings assigned to them in the Credit Agreement.

2.           Amendment to Section 1.01.

(a)           Section 1.01 of the Credit Agreement is hereby amended to restate the definitions of “Consolidated Interest Expense”, “Excluded Subsidiaries”, “Restricted Payment” and “Total Debt” in their entirety as follows:

“Consolidated Interest Expense” means, for any period, the actual Cash Interest Expense (including imputed interest expense in respect of Capital Lease Obligations) paid or accrued by the Borrower and the Subsidiaries during such period.

“Excluded Subsidiaries” means (a) Wilson Financial Group and each Subsidiary thereof; (b) Neptune Society, Inc. and each Subsidiary thereof; (c) SCI International, LLC; (d) Alderwoods Group, LLC; (e) ECI Capital Corporation; (f) SCI Cerebus, LLC; (g) Investors Trust, Inc., for so long as it is a regulated trust company; (h) West Lawn Cemetery, for so long as it is subject to regulatory restrictions prohibiting the execution of a Guarantee Agreement; (i) each of Fine Finishes, Inc. and Taylor M. Simpson Co., for so long as it is inactive; (j) each of Lake Lawn Park, LLC, Rest Hills Memorial Park, Inc. and Heaven’s Pets at Lakelawn Metairie, LLC, for so long as it is an immaterial non-wholly owned Domestic Subsidiary of Stewart Enterprises; (k) any future Domestic Subsidiary of Stewart Enterprises (i) for so long as it is subject to regulatory restrictions that prohibit the execution of a Guarantee Agreement or (ii) that is an immaterial non-wholly owned Domestic Subsidiary of Stewart Enterprises, each as certified to the Administrative Agent pursuant to a certificate of a Financial Officer or other executive officer of the Borrower; and (l) any Domestic Subsidiary (i) that is treated as a disregarded entity for U.S. federal income tax purposes, (ii) the primary asset of which consists of Equity Interests in any Foreign Subsidiary and (iii) that has no outstanding Guarantee of Indebtedness of the Borrower or any Domestic Subsidiary.

“Issuing Bank” means JPMorgan Chase Bank, N.A. and any Lender that is an issuing bank with respect to the Existing Letters of Credit, each in its capacity as the issuer of Letters of Credit hereunder, and their successors in such capacity as provided in Section 2.06(i).  The Issuing Bank may, in its discretion, arrange for one or more Letters of Credit to be issued by Affiliates of the Issuing Bank, in which case the term “Issuing Bank” shall include any such Affiliate with respect to Letters of Credit issued by such Affiliate.

“Restricted Payment” means any dividend or other distribution (whether in cash, securities or other property) with respect to any Equity Interests in the Borrower or any Subsidiary, or any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any such Equity Interests or any option, warrant or other right to acquire any such Equity Interests; provided that the term shall not include payments made to the holders of Equity Interests in Stewart Enterprises made pursuant to the Stewart Acquisition Agreement or payments made to the holders of the Stewart Convertible Notes that remain outstanding after the Acquisition Closing Date in lieu of the conversion thereof into Equity Interests in Stewart Enterprises.

“Total Debt” means the consolidated total Indebtedness of the Borrower and the Subsidiaries; provided, however, that Indebtedness of the Borrower evidenced by the New Debt Securities shall be excluded from the calculation of “Total Debt” from and after the date of issuance thereof through the earlier of the Acquisition Closing Date and the Escrow Termination Date.

(b)           Section 1.01 of the Credit Agreement is hereby amended to add the following new definitions in proper alphabetical order:

“Acquisition Closing Date” means the date (if ever) on which the Stewart Acquisition is consummated.

“Acquisition Sub” means Rio Acquisition Corp., a Delaware corporation and wholly-owned Subsidiary.

“Acquisition Termination Date” means the date (if ever) on which the Stewart Acquisition Agreement is terminated pursuant to the terms thereof.

“Debt Securities” means senior notes, senior subordinated notes and/or other debt securities issued and sold by the Borrower in a public offering or in a Rule 144A or other private placement.

“Escrow Termination Date” means the date after the Acquisition Termination Date when the proceeds of the New Debt Securities are released from escrow thereof.

“Existing Letters of Credit” means those letters of credit described on Schedule 2.06(k) and, from and after the Acquisition Closing Date, those letters of credit issued by Bank of America, N.A., naming Stewart Enterprises or one of its subsidiaries as account party and that are outstanding as of the Acquisition Closing Date.

“New Debt Securities” means Debt Securities issued from and after the Second Amendment Effective Date but prior to the earlier of the Acquisition Closing Date and the Acquisition Termination Date, provided that the proceeds thereof shall be held in escrow to be used to fund the Stewart Acquisition or, if the Acquisition Termination Date occurs, to repay the New Debt Securities.

“Second Amendment Effective Date” means June 10, 2013.

“Stewart Enterprises” means Stewart Enterprises, Inc., a Louisiana corporation.

“Stewart Acquisition” means the acquisition of Equity Interests in Stewart Enterprises in accordance with the Stewart Acquisition Agreement.

“Stewart Acquisition Agreement” means that certain Agreement and Plan of Merger dated as of May 28, 2013, among the Borrower, Acquisition Sub and Stewart Enterprises, together with all schedules and exhibits thereto.

“Stewart Convertible Notes” means Stewart’s 3.125% Senior Convertible Notes due 2014 and 3.375% Senior Convertible Notes due 2016.

“Stewart Indenture” means that certain Indenture dated as of April 18, 2011, among Stewart Enterprises, the guarantors party thereto and U.S. Bank National Association, as trustee.

“Stewart Notes” means the 6.50% Senior Notes due 2019 issued pursuant to the Stewart Indenture.

3.           Amendment to Section 2.06.  Section 2.06 of the Credit Agreement is hereby amended to restate paragraph (k) in its entirety as follows:

“(k)       Existing Letters of Credit.  The Existing Letters of Credit will for all purposes be considered Letters of Credit under this Agreement.”

4.           Amendment to Section 4.02.  Section 4.02 of the Credit Agreement is hereby amended to restate paragraph (iii) in its entirety as follows:

“(iii)           The Administrative Agent shall have received a Borrowing Request as required by Section 2.03 or the Issuing Bank and the Administrative Agent shall have received a request for the issuance, amendment, renewal or extension of a Letter of Credit as required by Section 2.06(b), as applicable.”

5.           Amendment to Article IV.  Article IV of the Credit Agreement is hereby amended to add the following new Section 4.03 to the end of said Article:

“Section 4.03  Credit Events on the Acquisition Closing Date.  Notwithstanding Section 4.02 above to the contrary, the obligation of each Lender to make a Loan on the occasion of any Borrowing, and of the Issuing Bank to issue any Letter of Credit, in each case, on the Acquisition Closing Date, is subject to the satisfaction of the following conditions:

(i)           The representations and warranties of the Borrower set forth in Sections 3.01, 3.02, 3.03(b) (except, with respect to any conflict with applicable law, to the extent such conflict could not reasonably be expected to result in a Material Adverse Effect), 3.07 (solely to the extent relating to anti-terrorism and anti-money laundering laws), 3.08, 3.13 and 3.15 (as of the Acquisition Closing Date, after giving effect to the Stewart Acquisition) shall be true and correct on and as of the Acquisition Closing Date.

(ii)          The representations and warranties made by or with respect to Stewart Enterprises and its subsidiaries in the Stewart Acquisition Agreement that are material to the interests of the Lenders, but only to the extent that the Borrower (or its applicable Affiliate) has the right to terminate its obligations under the Stewart Acquisition Agreement or decline to consummate the Stewart Acquisition as a result of a breach of such representations and warranties, shall be true and correct on and as of the Acquisition Closing Date.

(iii)         There shall not have occurred any event, change, circumstance or effect that would be a Material Adverse Effect (as hereinafter defined) since December 31, 2012.  For purposes of this clause (iii) only, “Material Adverse Effect” means any event, circumstance, change or effect that, individually or in the aggregate with all other events, circumstances, changes and effects, is or is reasonably likely to (A) be materially adverse to the business, financial condition, assets, liabilities or continued results of operations of Stewart Enterprises and its subsidiaries, taken as a whole or (B) prevent Stewart Enterprises from performing its material obligations under the Stewart Acquisition Agreement; provided, however, that the foregoing clause (A) shall not include any event, circumstance, change or effect resulting from (1) changes in general economic conditions or changes in the financial or securities markets in general that do not have a materially disproportionate effect (relative to other industry participants) on Stewart Enterprises and its subsidiaries, taken as a whole, (2) any changes in regulatory, legislative, or political conditions or general changes in the death care industry, which do not have a materially disproportionate effect (relative to other industry participants) on Stewart Enterprises and its subsidiaries, taken as a whole,

(3) changes in applicable Law or GAAP (in each case as defined in the Stewart Acquisition Agreement) (or authoritative interpretations thereof), (4) the public announcement or pendency of the Transactions (as defined in the Stewart Acquisition Agreement) or any shareholder litigation relating to the Stewart Acquisition Agreement or such Transactions, (5) (x) any action required or expressly contemplated by the Stewart Acquisition Agreement or (y) any action taken at the request of, or with the written consent of, the Borrower or Acquisition Sub, (6) any failure, in and of itself, by Stewart Enterprises to meet any projections, forecasts, estimates or predictions in respect of revenues, earnings or other financial or operating metrics for any period or any decline in the market price or trading volume of the Shares (as defined in the Stewart Acquisition Agreement) or the credit rating of Stewart Enterprises (it being understood that the underlying facts and circumstances giving rise to such failure may be deemed to constitute, and may be taken into account in determining whether there has been, a Material Adverse Effect), or (7) any changes in geopolitical conditions or the outbreak or escalation, or any acts, of hostilities, war (whether or not declared), sabotage or terrorism.

(iv)          The Stewart Acquisition shall have been consummated or simultaneously with such Borrowing and/or such issuance of such Letter of Credit, as applicable, shall be consummated in accordance with the Stewart Acquisition Agreement (without giving effect to any amendments to, waivers of or consents relating to the Stewart Acquisition Agreement that are materially adverse to the Lenders and not approved by the Lenders, it being understood that any amendment to, waiver of or consent relating to the definition of “Material Adverse Effect” set forth in the Stewart Acquisition Agreement shall be deemed to be materially adverse to the Lenders).

(v)           The Lenders shall have received (A) audited consolidated balance sheets and related statements of operations, shareholders’ equity and cash flows of Stewart Enterprises for the three most recently completed fiscal years ended at least 90 days before the Acquisition Closing Date and (B) unaudited consolidated balance sheets and related statements of operations, shareholders’ equity and cash flows of Stewart Enterprises for each subsequent fiscal quarter ended at least 45 days before the Acquisition Closing Date (other than the fourth fiscal quarter) (and comparable periods for the prior fiscal year).

(vi)         The Administrative Agent shall have received a Borrowing Request as required by Section 2.03 or the Issuing Bank and the Administrative Agent shall have received a request for the issuance of a Letter of Credit as required by Section 2.06(b), as applicable (provided that such Borrowing Request and request for the issuance of a Letter of Credit shall contain no additional representations and warranties beyond the representations and warranties described in paragraphs (i) and (ii) of this Section 4.03).

Each Borrowing and each issuance of a Letter of Credit on the Acquisition Closing Date shall be deemed to constitute a representation and warranty by the Borrower on the Acquisition Closing Date as to the matters specified in paragraphs (i), (ii), (iii) and (iv) of this Section.”

6.           Amendment to Section 5.10.  Section 5.10 of the Credit Agreement is hereby amended to restate paragraph (a) in its entirety as follows:

“(a)       If any Domestic Subsidiary (other than an Excluded Subsidiary, subject to paragraph (b) below) is formed or acquired after the Effective Date or any Excluded Subsidiary ceases to be an Excluded Subsidiary, the Borrower will, within ten (10) Business Days, notify the Administrative Agent and the Lenders thereof and, promptly but in no event later than forty-five (45) Business Days after such formation or acquisition, cause such Subsidiary to execute a Guarantee Agreement.”

7.           Amendment to Section 6.01.

(a)         Section 6.01 of the Credit Agreement is hereby amended to restate clauses (h) and (i) in their entirety as follows:

“(h)       (i) Unsecured Indebtedness of any Subsidiary, provided that the aggregate principal amount of all Indebtedness permitted by this subclause (i) shall not exceed the aggregate principal amount of $20,000,000 at any time outstanding; and (ii) in addition to the foregoing, unsecured Indebtedness of Stewart Enterprises in respect of the Stewart Notes in an aggregate principal amount not to exceed $200,000,000 and in respect of the Stewart Convertible Notes that remain outstanding after the Acquisition Closing Date;

(i)          Obligations incurred in connection with covenants not to compete to the extent such obligations are treated as indebtedness under GAAP; provided that the aggregate principal amount of all Indebtedness permitted by this clause (i) shall not exceed $75,000,000 at any time outstanding;”.

(b)          Section 6.01 of the Credit Agreement is hereby further amended to delete the word “and” at the end of clause (j) thereof, delete the period at the end of clause (k) thereof and replace said period with a semicolon and insert the following new clauses (l), (m), (n) and (o) to the end of said Section 6.01:

“(l)          Unsecured Indebtedness of the Borrower incurred under a term loan facility under which facility JPMorgan Chase Bank, N.A. is a lender; provided that (i) the aggregate principal amount of such Indebtedness permitted by this clause (l) does not exceed $600,000,000 and (ii) the proceeds of such Indebtedness are used in connection with the Stewart Acquisition;

(m)          Unsecured Indebtedness of the Borrower incurred under a bridge loan facility and extensions, renewals and replacements thereof that do not increase the outstanding principal amount thereof, in each case under which facility JPMorgan Chase Bank, N.A. is a lender; provided that (i) the aggregate principal amount of such Indebtedness permitted by this clause (m) shall not exceed $725,000,000 and (ii) the proceeds of such Indebtedness are used in connection with the Stewart Acquisition;

(n)           Indebtedness of the Borrower evidenced by New Debt Securities issued in anticipation of the Stewart Acquisition and extensions, renewals and replacements thereof that do not increase the outstanding principal amount; provided that the aggregate principal amount of such Indebtedness permitted by this clause (n), when combined with the aggregate principal amount of the Stewart Notes as of the Acquisition Closing Date, does not exceed $725,000,000, and the stated maturity thereof is after the Maturity Date; and

(o)           Unsecured Guarantees by any Guarantor of Indebtedness of the Borrower permitted under clauses (l), (m) and (n) of this Section 6.01.”

8.           Amendment to Section 6.03.  Section 6.03 of the Credit Agreement is hereby amended to restate clause (f) in its entirety as follows:

(f)           Liens in cash collateral (1) pursuant to Section 2.06(j) and (2) until the Escrow Termination Date, to secure the New Debt Securities.

9.           Amendment to Section 6.05.  Section 6.05 of the Credit Agreement is hereby amended to delete the word “and” immediately prior to clause (v) thereof and insert the following new clause (vi) immediately after clause (v) thereof:

“, and (vi) the Borrower may consummate the Stewart Acquisition in accordance with the Stewart Acquisition Agreement (without giving effect to any amendments to, waivers of or consents relating to the Stewart Acquisition Agreement that are materially adverse to the Lenders and not approved by the Lenders, it being understood that any amendment to, waiver of or consent relating to the definition of “Material Adverse Effect” set forth in the Stewart Acquisition Agreement shall be deemed to be materially adverse to the Lenders).”

10.           Amendment to Section 6.06.  Section 6.06 of the Credit Agreement is hereby amended to delete the word “and” at the end of clause (l) thereof, delete the period at the end of clause (m) thereof and replace said period with a semicolon and the word “and” and insert the following new clause (n) to the end of said Section 6.06:

“(n)          the Stewart Acquisition; provided that it shall be consummated in accordance with the Stewart Acquisition Agreement (without giving effect to any amendments to, waivers of or consents relating to the Stewart Acquisition Agreement that are materially adverse to the Lenders and not approved by the Lenders, it being understood that any amendment to, waiver of or consent relating to the definition of “Material Adverse Effect” set forth in the Stewart Acquisition Agreement shall be deemed to be materially adverse to the Lenders).”

11.           Amendment to Section 6.11.  Section 6.11 of the Credit Agreement is hereby amended to delete the word “and” immediately prior to clause (iv) thereof and insert a comma in its place and insert the following new clause (v) immediately after clause (iv) thereof:

“and (v) restrictions and conditions contained in (i) the Stewart Indenture or (ii) agreements relating to Indebtedness permitted by clause (l), (m) or (n) of Section 6.01, so long as, in the case of this clause (ii), such restrictions and conditions are customary for facilities of this type.”

12.           Amendment to Section 6.12.  Section 6.12 of the Credit Agreement is hereby amended to restate subsection (a) in its entirety as follows:

“(a)         The Borrower will not permit the Leverage Ratio as of the last day of each fiscal quarter to be greater than 4.00 to 1.00; provided that with respect to the last day of any fiscal quarter occurring within the six months following a Qualified Acquisition, the Borrower will not permit the Leverage Ratio to be greater than 4.25 to 1.00; provided, further, that, notwithstanding the foregoing, after the Acquisition Closing Date, the Borrower will not permit the Leverage Ratio to be greater than (i) 5.00 to 1.00 as of the last day of the fiscal quarter in which the Acquisition Closing Date occurs and as of the last day of each of the three fiscal quarters ending immediately thereafter, (ii) 4.75 to 1.00 as of the last day of each of the two fiscal quarters ending immediately thereafter, (iii) 4.50 to 1.00 as of the last day of each of the two fiscal quarters ending immediately thereafter, (iv) 4.25 to 1.00 as of the last day of each of the two fiscal quarters ending immediately thereafter and (v) 4.00 to 1.00 as of the last day of each fiscal quarter ending thereafter.”

13.           Agreement of Lenders.  The Lenders (a) release the Borrower from any requirement that SCI Cerberus, LLC become a Guarantor solely as the result of its merger with Keystone Group Holdings, Inc., effective as of the date of such merger, and (b) agree that, as of the date hereof, no Excluded Subsidiary is a Guarantor.

14.           Conditions Precedent.  The effectiveness of this Amendment is subject to satisfaction of the following conditions precedent:

(a)           no Default or Event of Default shall exist;

(b)           the Agent shall have received counterparts of this Amendment, duly executed by the Borrower, the Guarantors and the Majority Lenders;

(c)           the Agent shall have received an executed copy of that certain Agreement and Plan of Merger dated as of May 28, 2013, among the Borrower, Rio Acquisition Corp. and Stewart Enterprises, the terms and conditions of which shall be reasonably satisfactory to the Agent; and

(d)           all fees and expenses payable to the Agent and the Lenders (including the fees and expenses of counsel to the Agent) accrued and invoiced to date shall have been paid in full.

15.           Ratification.  Each of the Borrower and Guarantors hereby ratifies all of its Obligations under the Credit Agreement and each of the Loan Documents to which it is a party, and agrees and acknowledges that the Credit Agreement and each of the Loan Documents to which it is a party are and shall continue to be in full force and effect as amended and modified by this Amendment.  Nothing in this Amendment extinguishes, novates or releases any right, claim, or entitlement of any of the Lenders or the Administrative Agent created by or contained in any of such documents nor are the Borrower nor Guarantors released from any covenant, warranty or obligation created by or contained herein or therein.

16.           Representations and Warranties.  Each of the Borrower and Guarantors hereby represents and warrants to the Lenders and the Administrative Agent that (a) this Amendment has been duly executed and delivered on behalf of each of the Borrower and Guarantors, (b) this Amendment constitutes a valid and legally binding agreement enforceable against each of the Borrower and Guarantors in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law, (c) the representations and warranties contained in the Credit Agreement and the Loan Documents are true and correct on and as of the date hereof in all material respects as though made as of the date hereof, except for such representations and warranties as are by their express terms limited to a specific date, in which case such representations and warranties were true and correct in all material respects as of such specific date, (d) no Default or Event of Default exists under the Credit Agreement or under any Loan Document, (e) the Persons appearing as Guarantors on the signature pages to this Amendment constitute all Persons who are required to be Guarantors pursuant to the terms of the Credit Agreement and each such Person has executed and delivered a Guarantee Agreement; and (f) the execution, delivery and performance of this Amendment has been duly authorized by each of the Borrower and Guarantors.

17.           Release and Indemnity.

(a)           The Borrower hereby releases and forever discharges the Agent and each of the Lenders and each affiliate thereof and each of their respective employees, officers, directors, trustees, agents, attorneys, successors, assigns or other representatives from any and all claims, demands, damages, actions, cross-actions, causes of action, costs and expenses (including legal expenses), of any kind or nature whatsoever, whether based on law or equity, which any of said parties has held or may now own or hold, whether known or unknown, for or because of any matter or thing done, omitted or suffered to be done on or before the actual date upon which this Amendment is signed by any of such parties (i) arising directly or indirectly out of the Loan Documents, or any other documents, instruments or any other transactions relating thereto and/or (ii) relating directly or indirectly to all transactions by and between the Borrower or its representatives and the Agent, and each Lender or any of their respective directors, officers, agents, employees, attorneys or other representatives.  Such release, waiver, acquittal and discharge shall and does include, without limitation, any claims of usury, fraud, duress, misrepresentation, lender liability, control, exercise of remedies and all similar items and claims, which may, or could be, asserted by the Borrower including any such caused by the actions or negligence of the indemnified party (other than its gross negligence or willful misconduct).

(b)           The Borrower hereby ratifies the indemnification provisions contained in the Loan Documents, including, without limitation, Section 9.03 of the Credit Agreement, and agrees that this Amendment and losses, claims, damages and expenses related thereto shall be covered by such indemnities.

18.           Counterparts.  This Amendment may be signed in any number of counterparts, which may be delivered in original, facsimile or electronic form each of which shall be construed as an original, but all of which together shall constitute one and the same instrument.

19.           Governing Law.  This Amendment shall be construed in accordance with and governed by the Law of the State of Texas.

20.           Final Agreement of the Parties.  THIS AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first above written.

BORROWER:

SERVICE CORPORATION INTERNATIONAL, a Texas corporation

By:	/s/ Eric D. Tanzberger
Eric D. Tanzberger
Senior Vice President, Chief Financial Officer and Treasurer

Signature Page to Second Amendment to Credit Agreement

GUARANTORS:

SCI MANAGEMENT L.P.

By:	SCI ADMINISTRATIVE SERVICES, LLC, General Partner

	By:	/s/ Curtis G. Briggs
Curtis G. Briggs
Vice President

SCI EASTERN MARKET SUPPORT CENTER, L.P.

By:	SCI EOPS HQ, INC., General Partner

	By:	/s/ Curtis G. Briggs
Curtis G. Briggs
Vice President

SCI HOUSTON MARKET SUPPORT CENTER, L.P.

By:	SCI HOUSTON HUB, INC., General Partner

	By:	/s/ Curtis G. Briggs
Curtis G. Briggs
Vice President

REMEMBRANCE MEMORIAL TRADITIONS, LLC

By:	/s/ Curtis G. Briggs
Curtis G. Briggs
Manager

Signature Page to Second Amendment

PINEY GROVE, LLC and STORMY SKY, LLC

By:	/s/ Edward A. Fowler
Edward A. Fowler
Manager of each of the above-named companies

EVANS & EARLY MORTUARY, LLC

By:	/s/ Janet S. Key
Janet S. Key
Manager

MFH, L.L.C.

By:	Carothers Holding Company, LLC, Sole Member

	By:	/s/ Curtis G. Briggs
Curtis G. Briggs
Vice President

MCH WILSON, INC.

By:	/s/ Marco J. Rimassa
Marco J. Rimassa
President

TRUST ADVISORS, INC.

By:	/s/ Eric P. Bartee
Eric P. Bartee
President

Signature Page to Second Amendment

EACH OF THE OTHER SUBSIDIARIES LISTED ON SCHEDULE 1 HERETO

By:	/s/ Curtis G. Briggs
Curtis G. Briggs
President or Vice President of each of such subsidiaries

Signature Page to Second Amendment

SCHEDULE 1

GUARANTORS

ADVANCE FUNERAL INSURANCE SERVICES
ADVANCE PLANNING OF AMERICA, INC.
ADVANCED PLANNING (ALABAMA), INC.
AFFILIATED FAMILY FUNERAL SERVICE, INC.
ALDERWOODS (ALASKA), INC.
ALDERWOODS (ARKANSAS), INC.
ALDERWOODS (CHICAGO CENTRAL), INC.
ALDERWOODS (CHICAGO NORTH), INC.
ALDERWOODS (COLORADO), INC.
ALDERWOODS (CONNECTICUT), INC.
ALDERWOODS (GEORGIA), INC.
ALDERWOODS (IDAHO), INC.
ALDERWOODS (ILLINOIS), INC.
ALDERWOODS (INDIANA), INC.
ALDERWOODS (KANSAS), INC.
ALDERWOODS (MARYLAND), INC.
ALDERWOODS (MASSACHUSETTS), INC.
ALDERWOODS (MICHIGAN), INC.
ALDERWOODS (MINNESOTA), INC.
ALDERWOODS (MISSISSIPPI), INC.
ALDERWOODS (MISSOURI), INC.
ALDERWOODS (MONTANA), INC.
ALDERWOODS (NEVADA), INC.
ALDERWOODS (NEW MEXICO), INC.
ALDERWOODS (NEW YORK), LLC
ALDERWOODS (NORTH CAROLINA), INC.
ALDERWOODS (OHIO) CEMETERY MANAGEMENT, INC.
ALDERWOODS (OHIO) FUNERAL HOME, INC.
ALDERWOODS (OKLAHOMA), INC.
ALDERWOODS (OREGON), INC.
ALDERWOODS (PARTNER), INC.
ALDERWOODS (SOUTH CAROLINA), INC.
ALDERWOODS (TENNESSEE), LLC
ALDERWOODS (TEXAS), INC.
ALDERWOODS (WASHINGTON), INC.
ALDERWOODS (WEST VIRGINIA), INC.
ALDERWOODS (WISCONSIN), INC.
ALDERWOODS GROUP (CALIFORNIA), INC.
AMERICAN BURIAL AND CREMATION CENTERS, INC.
AMG, INC.
AUMAN FUNERAL HOME, INC.
AUMAN’S, INC.

BAMFH, INC.
BEHM FUNERAL PROPERTIES, INC.
BENNETT-EMMERT-SZAKOVITS FUNERAL HOME, INC.
BRIGHT UNDERTAKING COMPANY
BURGEE-HENSS-SEITZ FUNERAL HOME, INC.
CALIFORNIA CEMETERY AND FUNERAL SERVICES, LLC
CAROTHERS HOLDING COMPANY, LLC
CEMCARE, INC.
CHARLES S. ZEILER & SON, INC.
CHAS. PETER NAGEL LLC
CHICAGO CEMETERY CORPORATION
CHRISTIAN FUNERAL SERVICES, INC.
DANZANSKY-GOLDBERG MEMORIAL CHAPELS, INC.
DIGNITY MEMORIAL NETWORK, INC.
DIRECTORS SUCCESSION PLANNING II, INC.
DIRECTORS SUCCESSION PLANNING, INC.
DSP GENERAL PARTNER II, INC.
DSP GENERAL PARTNER, INC.
DUNWOOD CEMETERY SERVICE COMPANY
EAGLE FINANCIAL ASSOCIATES, INC.
EARTHMAN HOLDINGS, INC.
EARTHMAN LP, INC.
ECI CEMETERY SERVICES OF MARYLAND, LLC
ECI SERVICES OF MAINE, INC.
ECI SERVICES OF NEW HAMPSHIRE, INC.
ED MELENYZER CO.
EDWARD SAGEL FUNERAL DIRECTION, INC.
ELMWOOD ACQUISITION CORPORATION
ENSURE AGENCY OF PENNSYLVANIA, INC.
EVERGREEN FUNERAL HOME AND CEMETERY, INC.
FAMILY CARE, INC.
FHC REALTY, INC.
FLECK FUNERAL HOME, INC.
FLORIDA MARKER, LLC
FRANCIS F. SEIDEL, INC.
FUNERAL SERVICE PENNSYLVANIA, LLC
FUNERAL SERVICE, INC.
GARDEN STATE CREMATORY, INC.
GARY L. KAUFMAN FUNERAL HOME AT MEADOWRIDGE MEMORIAL PARK, INC.
GARY L. KAUFMAN FUNERAL HOME SOUTHWEST, INC.
GEORGE WASHINGTON CEMETERY COMPANY, LLC
GILA MOUNTAIN DEVELOPMENT CO., INC.
GRACELAND CEMETERY DEVELOPMENT CO.
GREEN SERVICE CORPORATION
H. SAMSON, INC.
H.P. BRANDT FUNERAL HOME, INC.

HAROLD B. MULLIGAN CO., INC.
HAWAIIAN MEMORIAL LIFE PLAN, LTD.
HEALY-HAHN FUNERAL PROPERTIES, INC.
HHFP, INC.
I. J. MORRIS, LLC
JOSEPH GAWLER’S SONS, LLC
KER-WESTERLUND FUNERAL HOME, INC.
KEYSTONE ADVANCE PLANNING, INC.
KEYSTONE AMERICA, INC.
KEYSTONE INDIANA, INC.
KEYSTONE KENTUCKY, INC.
KEYSTONE MICHIGAN, INC.
KNAUSS ENTERPRISES LIMITED LIABILITY COMPANY
KNEE FUNERAL HOME OF WILKINSBURG, INC.
LAKE VIEW MEMORIAL GARDENS, INC.
LAUGHLIN FUNERAL HOME, LTD.
LEMMON FUNERAL HOME OF DULANEY VALLEY, INC.
LHT CONSULTING GROUP, LLC
LINEBERRY GROUP, INC.
LORING BYERS FUNERAL DIRECTORS, INC.
MAKING EVERLASTING MEMORIES, LLC
MCHUGH FUNERAL HOME, INC.
MEMORIAL GUARDIAN PLANS, INC., a Delaware corporation
MEMORIAL GUARDIAN PLANS, INC., a Missouri corporation
MILLER-DIPPEL FUNERAL HOME, INC.
MORAN-ASHTON FUNERAL HOME, INC.
MOUNT AUBURN MEMORIAL PARK, INC.
MOUNT VERNON MEMORIAL PARK
NATIONAL CREMATION SERVICE, INC.
NEW YORK FUNERAL CHAPELS, LLC
NEW YORK MARKER, LLC
NINETEEN THIRTY-FIVE HOLDINGS, INC.
NORTHERN LAND COMPANY, INC.
OAK WOODS MANAGEMENT COMPANY
OAKLAWN CEMETARY ASSOCIATION
OFTC, INC.
OSIRIS HOLDING CORPORATION
OSIRIS HOLDING OF FLORIDA, INC.
PALM MORTUARY, INC.
PINEVIEW MEMORIAL PARK, INC.
PIONEER FUNERAL PLANS, INC.
PSI FUNDING, INC.
REEVES, INC.
RH CEMETERY CORP.
RH MORTUARY CORPORATION
RIDGEWOOD CEMETERY COMPANY, INC.

RIO ACQUISITION CORP.
ROBERT DOUGLAS GOUNDREY FUNERAL HOME, INC.
ROBERT L. HENDRICKS FUNERAL HOME, INC.
ROHLAND FUNERAL HOME
ROSE HILLS COMPANY
ROSE HILLS HOLDINGS CORP.
ROSEDALE CEMETERY COMPANY
ROSEDALE FUNERAL CHAPEL, INC.
RUZICH FUNERAL HOME, INC.
S & H PROPERTIES AND ENTERPRISES, INC.
SALVATORE AIR TRANSPORTATION CORP.
SAUL-GABAUER FUNERAL HOME, INC.
SCHIMUNEK FUNERAL HOME, INC.
SCI ADMINISTRATIVE SERVICES, LLC
SCI ALABAMA FUNERAL SERVICES, LLC
SCI ALASKA FUNERAL SERVICES, INC.
SCI ARIZONA FUNERAL SERVICES, INC.
SCI ARKANSAS FUNERAL SERVICES, INC.
SCI CALIFORNIA FUNERAL SERVICES, INC.
SCI CAPITAL CORPORATION
SCI CAPITAL HOLDINGS, INC.
SCI COLORADO FUNERAL SERVICES, INC.
SCI CONNECTICUT FUNERAL SERVICES, LLC
SCI EOPS HQ, INC.
SCI FINANCIAL SERVICES, INC.
SCI FUNERAL & CEMETERY PURCHASING COOPERATIVE,  INC.
SCI FUNERAL SERVICES OF FLORIDA, INC.
SCI FUNERAL SERVICES OF NEW YORK, INC.
SCI FUNERAL SERVICES, LLC
SCI GEORGIA FUNERAL SERVICES, INC.
SCI HOUSTON HUB, INC.
SCI ILLINOIS SERVICES, INC.
SCI INDIANA FUNERAL SERVICES, INC.
SCI INVESTMENT SERVICES, INC.
SCI IOWA FINANCE COMPANY
SCI IOWA FUNERAL SERVICES, INC.
SCI KANSAS FUNERAL SERVICES, INC.
SCI KENTUCKY FUNERAL SERVICES, INC.
SCI LOAN SERVICES, LLC
SCI LOUISIANA FUNERAL SERVICES, INC.
SCI MARYLAND FUNERAL SERVICES, INC.
SCI MICHIGAN FUNERAL SERVICES, INC.
SCI MINNESOTA FUNERAL SERVICES, INC.
SCI MISSISSIPPI FUNERAL SERVICES, INC.
SCI MISSOURI FUNERAL SERVICES, INC.
SCI NEBRASKA FUNERAL SERVICES, INC.

SCI NEW JERSEY FUNERAL SERVICES, INC.
SCI NEW MEXICO FUNERAL SERVICES, INC.
SCI NORTH CAROLINA FUNERAL SERVICES, LLC
SCI OHIO FUNERAL SERVICES, INC.
SCI OKLAHOMA FUNERAL SERVICES, INC.
SCI OREGON FUNERAL SERVICES, INC.
SCI PENNSYLVANIA FUNERAL SERVICES, INC.
SCI RHODE ISLAND FUNERAL SERVICES, LLC
SCI SERVICES (ALABAMA), INC.
SCI SOUTH CAROLINA FUNERAL SERVICES, INC.
SCI SPECIAL, INC.
SCI TENNESSEE FUNERAL SERVICES, LLC
SCI TEXAS FUNERAL SERVICES, INC.
SCI UTAH FUNERAL SERVICES, INC.
SCI VIRGINIA FUNERAL SERVICES, INC.
SCI WASHINGTON FUNERAL SERVICES, INC.
SCI WEST VIRGINIA FUNERAL SERVICES, INC.
SCI WESTERN MARKET SUPPORT CENTER, INC.
SCI WISCONSIN FUNERAL SERVICES, INC.
SENTINEL SECURITY PLANS, INC.
ST. LAURENT FUNERAL HOME, INC.
STEPHENS BURIAL ASSOCIATION, INC.
STEPHENS FUNERAL BENEFIT ASSOCIATION, INC.
STEPHENS FUNERAL FUND, INC.
STERLING-ASHTON-SCHWAB FUNERAL HOME, INC.
STERLING-ASHTON-SCHWAB-WITZKE FUNERAL HOME OF CANTONVILLE, INC.
THE KNOLLWOOD CEMETERY COMPANY
THE SCHIMUNEK FUNERAL HOME OF BEL AIR, INC.
THEO C. AUMAN, INC.
THOMAS M. QUINN & SONS, LLC
TMJ LAND, INC.
UNISERVICE CORPORATION
UNIVERSAL MEMORIAL CENTERS V, INC.
UNIVERSAL MEMORIAL CENTERS VI, INC.
VANCOUVER FUNERAL CHAPEL, INC.
WACO MEMORIAL PARK, INC.
WASATCH LAND AND IMPROVEMENT COMPANY
WESTMINSTER GARDENS, INC.
WFG LIQUIDATION CORPORATION
WIEN & WIEN, INC.
WITZKE FUNERAL HOMES, INC.
WMP, INC.
WOODLAWN CEMETERY OF CHICAGO, INC.
WOODLAWN MEMORIAL PARK, INC.
WORKMAN MILL INVESTMENT COMPANY
WPALM, INC.

ZARRO FUNERAL HOME
ZS ACQUISITION, INC.

ADMINISTRATIVE AGENT AND LENDER:

JPMORGAN CHASE BANK, N.A.

By:	/s/ John Kushnerick
Name:	John Kushnerick
Title:	Vice President

Signature Page to Second Amendment to Credit Agreement

LENDER:

BANK OF AMERICA, N.A.

By:	/s/ Forest S. Singhoff
Name:	Forest S. Singhoff
Title:	Senior Vice President

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LENDER:

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:	/s/ Matthew Olson
Name:	Matthew Olson
Title:	Vice President

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LENDER:

COMPASS BANK dba BBVA COMPASS

By:	/s/ Ramon Garcia
Name:	Ramon Garcia
Title:	Senior Vice President

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LENDER:

THE BANK OF NOVA SCOTIA

By:	/s/ Michelle C. Phillips
Name:	Michelle C. Phillips
Title:	Director

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LENDER:

SUNTRUST BANK

By:	/s/ Carle A. Felton II
Name:	Carle A. Felton II
Title:	Director

Signature Page to Second Amendment to Credit Agreement